Fortis Worldwide Portfolios, Inc.
October 10, 2000

Supplement   to   the  Fortis  Worldwide  Portfolios,   Inc.
Statement of Additional Information dated March 1, 2000
____________________________________________________________
____________

The following information replaces all of the information on page 11 under the section entitled "Options."

Options

  Generally. To reduce fluctuations in net asset value or to increase current income, each Fund may:

  * sell (write) covered call and secured put options; and
  * purchase call and put options

on securities that are traded on United States and foreign securities exchanges and in the over-the-counter markets.
The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

  As a nonfundamental investment policy, each Fund will limit its investments in options so that:

  * the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund will not exceed 5% of the value of the total assets of the Fund; and
  * the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund.

Additional   information  about  options  is  contained   in
Appendix A.

  Use of Options. Put and call options may be used for a variety of purposes:

  * To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

  * To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

  * To Produce Gain. Finally, a portfolio manager may write covered call options or secured put options to realize additional gain. If the options expire unexercised, the manager produces a gain by the amount of the price (premium) received for selling the option minus related transaction costs.

  Writing Call Options. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

  * owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated from assets available for investment) upon conversion or exchange of other securities held in its portfolio; or
  * holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

  Writing Put Options. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

  * segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put; or
  * holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

     Buying Call Options. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     Buying Put Options. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

  Options on stock indices.  Each Fund may:

  * sell (write) covered call options and secured put options on stock indices; and
  *    purchase call and put options on stock indices.

  In contrast to an option on a security, an option on a stock index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

  * the difference between the closing price of the index and the exercise price of the option, multiplied by
  *    a fixed "index multiplier".

  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in an individual stock.

  Covered Call Options on Market Indices. A call option written on a stock index is "covered" if the Fund:

  * holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or
  * holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

The Funds will not write "uncovered" call options on market indices.

  Secured  Put Options on Market Indices.  A Fund  may  also
"secure" put options on stock indices by:

  * holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment; or
  * segregates cash or other liquid assets in an amount equal to the exercise price of the option from assets available for investment.

The Funds will not write "unsecured" put options on market indices.

The following information replaces all of the information on pages 42 and 43 under the sections entitled "Options on Securities" and "Options on Stock Indices."

Options on Securities

     An   option   on  a  security  provides  the  purchaser
("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the
"premium." The maximum amount of risk the purchaser  of  the
option   assumes  is  equal  to  the  premium  plus  related
transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

Options on Stock Indices

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.
 FORTIS GLOBAL GROWTH PORTFOLIO
            FORTIS INTERNATIONAL EQUITY PORTFOLIO
     each a series of Fortis Worldwide Portfolios, Inc.

             STATEMENT OF ADDITIONAL INFORMATION

                     Dated March 1, 2000
              As supplemented, October 10, 2000


     This Statement of Additional Information is NOT a prospectus. This Statement of Additional Information relates to a prospectus for Fortis Worldwide Portfolios dated March 1, 2000 and should be read in conjunction therewith. Global Growth Portfolio ("Global Fund") and International Equity Portfolio ("International Fund") are collectively referred to as the "Funds." The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1999 are incorporated by reference to this Statement of Additional Information. Copies of the Fund's Prospectus and/or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors") at P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free
(800) 800-2000.

                         TABLE OF CONTENTS


                                                            Page

Fund History
3

Description of the Funds
3

Investment Strategies and Risk Considerations
3

Investment Restrictions
16

Management of the Funds
18

Principal Holders of Securities
23

Investment Advisory and Other Services
23

Brokerage Allocation and Other Practices
26

Capital Stock
28

Pricing of Shares
29

Purchase of Shares
30

Redemption of Shares
33

Taxation                                                    34

Underwriter and Distribution of Shares
36

Performance Information
36

Financial Statements
39

Other Service Providers
39

Limitation of Director Liability
39

Additional Information
39

Appendix A
     Corporate Bond, Preferred Stock and Commercial Paper Ratings
41
Appendix B
     Description of Futures, Options and Forward Contracts
45


                           FUND HISTORY

     Global Fund and International Fund are portfolios of Fortis
Worldwide Portfolios, Inc. ("Fortis Worldwide") which was incorporated in Minnesota in 1991. Global Fund commenced operations on July 8, 1991 and International Fund commenced operations on March 1, 1998.

                     DESCRIPTION OF THE FUNDS

     Fortis Worldwide is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Fortis Worldwide currently has two investment portfolios. Each Fund is an open-end investment company, which means that a Fund generally must redeem an investor's shares upon request. Although each Fund originally registered as a non-diversified fund as defined under the 1940 Act, the Funds have in fact been operated as diversified funds and will continue to be operated in that manner. Neither Fund will operate as a non-diversified fund without first obtaining shareholder approval.
The 1940 Act requires that at least 75% of a diversified fund's assets be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer.

     Fortis Worldwide may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of its common stock.

           INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

     This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

Investing In Foreign Securities

     In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund. In some instances only special classes of securities may be purchased by foreigners, and the market prices, liquidity, and rights with respect to those securities may vary from shares owned by nationals. The Funds' investment adviser, Fortis Advisers, Inc. ("Advisers"), is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Funds. Although restrictions may in the future make it undesirable to invest in certain countries, Advisers does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by the Funds. It should be noted, however, that this situation could change at any time. The Funds have no present intention of making any significant investment in any country or stock market where the political or economic situation in the opinion of Advisers, cause such investment to be at risk of substantial or total loss.

     Political And Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, a Fund could lose its entire investment in any such country. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. It is anticipated that substantially all of the foreign equities purchased by the Funds will be listed on foreign exchanges.
Trading volume on foreign and emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Foreign stock exchanges also have further risks due to permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. In addition, there is generally less government supervision and regulation of foreign stock exchanges. Furthermore, stock markets in emerging markets, such as nations in the Far East, while offering opportunities for substantial returns, can be more volatile during periods of investment uncertainty than established major exchanges. Shares of the Funds, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a fund which invests entirely in more established markets. The Funds may incur additional costs because of generally higher foreign brokerage commissions and the additional custodial costs associated with maintaining securities.

     Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     Nonuniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Funds will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers, and other specialists.

     Currency Fluctuations. Because each Fund under normal circumstances will invest at least a majority of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of each Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in each Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of such Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Advisers will consider such difficulties when determining the allocation of a Fund's assets, although Advisers does not believe that such difficulties will have a material adverse effect on the Funds trading activities.

     Non-U.S. Withholding Taxes. Each Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

     Emerging Markets. Global Fund may invest up to 45% of its total assets and International Fund may invest without limit in equity securities in emerging markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies have also been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     As used in the Prospectus and this Statement of Additional Information, emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries may be located in various regions of the world, such as the Far East, Asia, Central Europe and Latin America, and may include but are not limited to Indonesia, Malaysia, China, India, Mexico, Argentina, Chile, Brazil, Peru, Hungary, Poland and the Czech Republic. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth.

Debt Obligations

     The debt obligations in which each Fund may invest include a variety of government bonds and corporate debt obligations. Government bonds which the Funds may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and also may include debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations held by the Funds may include corporate bonds of U.S. and non-U.S. issuers and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.
Risk of Investing in Debt Obligations

     Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds may invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt generally increases. Thus shareholders bear the risk that increase in market interest rate will cause the value of a Fund's investments to decline.

     Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds may invest in debt securities, they are subject to credit risk.

     Call Risk. Many corporate bonds may be redeemed ("called") at the option of the issuer at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancing may take place.

High Yield/High Risk Securities

     International Fund may invest up to 25% of its total assets in securities rated lower than investment grade, commonly known as "high yield" or "junk bonds". The prices of high-yielding securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by International Fund were to default, the Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of high-yielding securities is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high-yielding securities and a corresponding volatility in the net asset value of shares of the Fund.

     High-yielding securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The secondary market for high-yielding securities is less liquid than the markets for higher-quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Board of Directors to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

     There is no lower limit with respect to rating categories for securities in which International Fund may invest. Securities rated D by Standard & Poor's Ratings Services (Standard & Poor's") are in the lowest rating class, which indicates that payments are in default or that a bankruptcy petition has been filed with respect to the issuer. The lowest rated class of bonds for Moody's Investors Service, Inc. ("Moody's") is rated C. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's and Standard & Poor's ratings are discussed in Appendix A.

Zero Coupon Obligations

     The Funds may invest in zero coupon obligations of the government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in a Fund shall apply equally to the Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings).

Variable Amount Master Demand Notes

     The Funds may invest in variable amount master demand notes. Variable amount master demand notes allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where a Fund has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

Money Market Investments

     Under a temporary defensive strategy, pending investment of proceeds from new sales of Fund shares, or to meet ordinary daily cash needs, each Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments. Money market instruments in which the Funds may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. For temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars.




Commercial Bank Obligations

     For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Depository Receipts

     Each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, a Fund's investments in ADRs and EDRs will be deemed to be investments in the equity securities of the foreign issuers into which the ADRs and EDRs may be converted.

Investment Company Securities

     Each Fund may purchase shares of investment companies that invest principally in securities in which the Funds are authorized to invest. The purchase of investment company stock currently is one of the few mechanisms through which the Funds may invest in securities of companies located in certain foreign countries. A Fund's investments in shares of investment companies may include investments in S&P 500 Depository Receipts ("SPDRS") and World Equity Benchmark Shares ("WEBS"). SPDRS are shares of ownership of a unit investment trust (a type of investment company) that holds all 500 stocks included in the Standard & Poor's 500 Index. WEBS are country-specific series of securities, where each series seeks to provide investment results that generally correspond to the market yield performance of a specific Morgan Stanley Capital International country index by investing in a portfolio of that country's equity securities. Under the 1940 Act, a Fund may not invest more than 10% of its total assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Restricted and Illiquid Securities

     Each Fund may invest up to 15% of its net assets in illiquid securities, including "restricted" securities. Global Fund is subject to the additional restriction that it may invest no more than 10% of its total assets in securities the disposition of which may be subject to legal or contractual restrictions. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration

     The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser. Securities that have been determined to be liquid by the Board of Directors of Fortis Worldwide or by Advisers subject to the oversight of the Board of Directors, will not be subject to this limitation.

     The Board of Directors has adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Securities which may be determined to be liquid under such procedures include commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market.

     Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Funds. With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Each Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

Lending of Portfolio Securities

     Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under a Fund's investment program and by regulatory agencies and approved by the Board of Directors of Fortis Worldwide (the "Board of Directors") equal to at least 100% of the value of the borrowed securities, plus any accrued interest. For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. ("Total assets" of a Fund includes the amount lent as well as the collateral securing such loans.) Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, "marked to market" on a daily basis.

     While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on same days' notice. A Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Fund to be of good standing and will not be made unless, in the judgment of the Fund, the consideration to be earned from such loans would justify the risk.

When-Issued or Delayed Delivery Transactions

     The Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery transaction it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary.
Each Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or any security that is not considered restricted or illiquid at least equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction.

     To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities, except in the case of "roll" transactions, consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable.

     The purchase of securities on a when-issued or delayed delivery basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent the Fund purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested.

"Roll" Transactions

     Each Fund may engage in "roll" transactions which involve the sale of Government National Mortgage Association ("GNMA") certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date (for which the Fund may receive a fee or purchase the securities at a price that is lower than the then-current market value of such securities). Each Fund will maintain in a segregated account with a custodian cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions.

Short Sales Against the Box

     A Fund may sell a security to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." The aggregate market value of the underlying securities subject to all outstanding short sales may not exceed 5% of the net assets of a Fund.

Options

  Generally. To reduce fluctuations in net asset value or to increase current income, each Fund may:

  sell (write) covered call and secured put options; and purchase call and put options on securities that are traded on United States and foreign securities exchanges and in the over-the-counter markets. The
Funds may write and buy options on the same types of securities that the Funds may purchase directly.

  As a nonfundamental investment policy, each Fund will limit its investments in options so that:

  * the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund will not exceed 5% of the value of the total assets of the Fund; and
  * the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund.

Additional information about options is contained in Appendix A.

  Use of Options. Put and call options may be used for a variety of purposes:

  * To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

  * To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

  * To Produce Gain. Finally, a portfolio manager may write covered call options or secured put options to realize additional gain. If the options expire unexercised, the manager produces a gain by the amount of the price (premium) received for selling the option minus related transaction costs.

  Writing Call Options.   When a Fund sells (writes) a call
option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the
Fund:

  * owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated from assets available for investment) upon conversion or exchange of other securities held in its portfolio; or
  * holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

  Writing Put Options. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

  * segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put; or
  * holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

     Buying Call Options. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     Buying Put Options. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

  Options on stock indices.  Each Fund may:

  * sell (write) covered call options and secured put options on stock indices; and
  *    purchase call and put options on stock indices.

  In contrast to an option on a security, an option on a stock index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

  * the difference between the closing price of the index and the exercise price of the option, multiplied by
  *    a fixed "index multiplier".

  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in an individual stock.

  Covered Call Options on Market Indices. A call option written on a stock index is "covered" if the Fund:

  * holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or
  * holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment.

The Funds will not write "uncovered" call options on market indices.

  Secured Put Options on Market Indices. A Fund may also "secure" put options on stock indices by:

  * holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained by the Fund in cash and other liquid assets segregated from assets available for investment; or
  * segregates cash or other liquid assets in an amount equal to the exercise price of the option from assets available for investment.

The Funds will not write "unsecured" put options on market indices.

Futures Contracts and Options on Futures Contracts

     Each Fund may enter into interest rate futures contracts and stock index futures contracts for hedging purposes. The Funds may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of Fund securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which Fund securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of Fund securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

     Options on Futures Contracts. The Funds may purchase and write options to buy or sell interest rate futures contracts. In addition, the Funds may purchase and write options on stock index futures contracts, and the Funds may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

     Put and call Options on Futures Contracts may be traded by a Fund in order to protect against declines in the values of Fund securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the respective Fund may suffer a loss on the transaction. Additional information regarding Futures Contracts and Options on Futures Contracts is set forth in Appendix B to the Statement of Additional Information.




Forward Foreign Currency Exchange Contracts

     The Funds may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract"). The Funds will enter into Currency Contracts primarily for hedging purposes, in a manner similar to the Funds' use of foreign currency futures contracts. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

     Options on Foreign Currencies. The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments. Additional information regarding Currency Contracts is set forth in Appendix B to the Statement of Additional Information.

Risks of Transactions in Options, Futures Contracts and Forward
Contracts

     The Funds will enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options primarily for hedging purposes. Their use involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

     Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission ("CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Funds may include domestic as well as foreign securities. You should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Portfolio Turnover

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchase or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year.

     Each Fund intends to engage in portfolio trading when it is believed that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Although the Funds do not intend generally to trade for short-term profits, the securities in the portfolio of a Fund will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held.

                      INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

Global Fund

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

(1) Concentrate its investments, that is, invest 25% or more of its total assets in any particular industry.

(2) Buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Prospectus and Statement of Additional Information.

(3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by corporations that invest in real estate or interests therein.

(4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

(5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws and except that the Fund may invest up to 10% of the value of its assets (at time of investment) in portfolio securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities").

(6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

(7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration.

(8) Make loans to other persons, except that it may purchase readily marketable bonds, debentures, or other debt securities, whether or not publicly distributed, enter into repurchase agreements, and make loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made.

(9) Issue senior securities, except that the Fund may purchase securities on a when-issued and delayed delivery basis and enter into roll transactions and other transactions within the limitations set forth in the Prospectus and Statement of Additional Information which may be deemed to constitute borrowing.

(10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

  The following investment restrictions may be changed without shareholder approval. The Fund will not:

(1) Invest more than 15% of its net assets in illiquid securities.

(2) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund.

International Fund

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

(1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

(2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or option contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

(3) Invest in real estate, except that the Fund may invest in securities issued by companies owning real estate or interests therein.

(4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

(5) Make loans to other persons except that it may engage in repurchase agreements, securities lending transactions and the acquisition of debt securities in accordance with the Prospectus and Statement of Additional Information.

(6) Issue senior securities, except that the Fund may purchase securities on a when-issued and delayed delivery basis and enter into roll transactions and other transactions which may be deemed to constitute borrowing, within the limitations set forth in the Prospectus and Statement of Additional Information.

(7) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. Investment securities will not be purchased for the Fund while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.

  The following investment restrictions may be changed without shareholder approval. The Fund will not:

(1) Invest more than 15% of its net assets in illiquid securities.

(2) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund.

                      MANAGEMENT OF THE FUNDS

Under Minnesota law, the Board of Directors of Fortis Worldwide has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of the Funds and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.


Name and         Ag   Position    Principal Occupations During
Address           e   with the            Past 5 Years
                       Funds
Richard W.       68   Director   Certified public accountant
Cutting                          and financial consultant.
137 Chapin
Parkway
Buffalo, New
York
Allen R.         59   Director   Chairman and Chief Executive
Freedman *                       Officer of Fortis, Inc.; a
One Chase                        Managing Director of Fortis
Manhattan Plaza                  International, N.V.; director
New York, New                    of Systems and Computer
York                             Technology Corporation.
Dr. Robert M.    59   Director   President, Cranbrook Education
Gavin       380                  Community; prior to July 1996,
Lone Pine Road                   President, Macalester College,
Bloomfield,                      St. Paul, MN.
Michigan

Jean L. King     55   Director   President, Communi-King, a
12 Evergreen                     communications consulting
Lane                             firm, St. Paul, MN.
St. Paul,
Minnesota

Dean C.          47  President   Chief Executive Officer and a
Kopperud*               and      Director of Advisers;
500 Bielenberg        Director   President and a Director of
Drive Woodbury,                  Investors; President of Fortis
Minnesota                        Financial Group; a Director of
                                 Fortis Benefits Insurance
                                 Company and Senior Vice
                                 President of Fortis Insurance
                                 Company.
Robb L. Prince   58   Director   Financial and employee benefit
5108 Duggan                      consultant; prior to July
Plaza    Edina,                  1995, Vice President and
Minnesota                        Treasurer, Jostens, Inc., a
                                 producer of products and
                                 services for youth, education,
                                 sports award, and recognition
                                 markets; director of Analysts
                                 International Corporation.
Leonard J.       63   Director   Principal, Griggs & Santow,
Santow                           Inc., economic and financial
Fifth Floor                      consultants
One State
Street
New York, New
York
Noel Schenker    45   Director   Marketing consultant; prior to
Shadko  1908 W.                  1996, Senior Vice President,
49th Street                      Marketing and Strategic
Minneapolis,                     Planning, Rollerblade, Inc.
Minnesota
Joseph M.        57   Director   Investment consultant and
Wikler                           private investor; prior to
12520 Davan                      1994, Director of Research,
Drive                            Chief Investment Officer,
Silver Spring,                   Principal and a Director, The
Maryland                         Rothschild Co., and investment
                                 adviser, Baltimore, MD.
Gary N. Yalen    57     Vice     President and Chief Investment
One Chase            President   Officer of Advisers (since
Manhattan Plaza                  1995) and Senior Vice
New York, New                    President, Investments, of
York                             Fortis, Inc.; prior to 1996,
                                 President and Chief Investment
                                 Officer, Fortis Asset
                                 Management, a former division
                                 of Fortis, Inc.

Howard G.        62     Vice     Executive Vice President and
Hudson               President   Head of Fixed Income
One Chase                        Investments of Advisers since
Manhattan Plaza                  1995; prior to 1996, Senior
New York, New                    Vice President, Fixed Income,
York                             Fortis Asset Management.
Lucinda S.       52     Vice     Executive Vice President and
Mezey                President   Head of Equity Investments of
One Chase                        Advisers since October 1997;
Manhattan Plaza                  from 1995 to October 1997,
New York, New                    Chief Investment Officer, Alex
York                             Brown Capital Advisory and
                                 Trust Co., Baltimore, MD;
                                 prior to 1995, Senior Vice
                                 President and Head of Equity
                                 Investments, PNC Bank,
                                 Philadelphia, PA.
James S. Byrd    48     Vice     Executive Vice President of
90 South 7th         President   Advisers since 1995; prior to
Street                           1995, Vice President of
Minneapolis,                     Advisers and of Investors.
Minnesota
Nicholas L.M.    33     Vice     Vice President of Advisers
de Peyster  One      President   since 1995; prior to 1995,
Chase Manhattan                  Vice President, Equities,
Plaza                            Fortis Asset Management.
New York, New
York
Diane M. Gotham  41     Vice     Vice President of Advisers
90 South 7th         President   since 1998; from 1994 to 1998,
Street                           securities analyst for
Minneapolis,                     Advisers.
Minnesota
Laura E.         38     Vice     Vice President of Advisers
Granger              President   since 1998; from 1993-1998,
One Chase                        portfolio manager, General
Manhattan Plaza                  Motors Investment Management,
New York, New                    New York, NY.
York
Maroun M. Hayek  51     Vice     Vice President of Advisers
One Chase            President   since 1995; prior to 1996,
Manhattan Plaza                  Vice President, Fixed Income,
New York, New                    Fortis Asset Management.
York
Robert C.        43     Vice     Vice President of Advisers
Lindberg             President   since 1993.
One Chase
Manhattan Plaza
New York, New
York
Charles L.       57     Vice     Vice President of Advisers;
Mehlhouse            President   prior to March 1996, portfolio
One Chase                        manager, Marshall & Ilsley
Manhattan Plaza                  Bank Corporation, Milwaukee,
New York, New                    WI.
York
Kevin J.         48     Vice     Vice President of Advisers
Michels              President   since 1995; prior to 1996,
One Chase                        Vice President,
Manhattan Plaza                  Administration, Fortis Asset
New York, New                    Management.
York
Christopher J.   36     Vice     Senior Vice President of
Pagano    One        President   Advisers since 1996; prior to
Chase Manhattan                  March 1996, government
Plaza                            strategist, Merrill Lynch, New
New York, New                    York, NY.
York
Kendall C.       43     Vice     Vice President of Advisers
Peterson             President   since August 1999; prior to
One Chase                        August 1999, Vice President
Manhattan Plaza                  and portfolio manager at
New York, New                    Prudential Insurance Company
York                             of America, Newark, NJ.
Stephen M.       56     Vice     Vice President of Advisers
Rickert              President   since 1995; from 1994 to 1996,
One Chase                        Corporate Bond Analyst, Fortis
Manhattan Plaza                  Asset Management.
New York, New
York
Michael J.       48     Vice     Vice President of Advisers
Romanowski  One      President   since 1998; from October 1995
Chase Manhattan                  to March 1998, portfolio
Plaza                            manager, Value Line, New York,
New York, New                    NY; prior to October 1995,
York                             securities analyst, Conning &
                                 Co., Hartford, CT.
Christopher J.   39     Vice     Vice President of Advisers
Woods     One        President   since 1995; prior to 1996 Vice
Chase Manhattan                  President, Fixed Income,
Plaza                            Fortis Asset Management.
New York, New
York
Robert W.        50     Vice     Vice President/Securities
Beltz, Jr.           President   Operations of Advisers and of
500 Bielenberg                   Investors.
Drive
Woodbury,
Minnesota
Peggy L.         42     Vice     Senior Vice President,
Ettestad             President   Operations of Advisers since
500 Bielenberg                   March 1997; prior to March
Drive                            1997, Vice President, G.E.
Woodbury,                        Capital Fleet Services,
Minnesota                        Minneapolis, MN.
Tamara L.        41     Vice     Vice President of Advisers and
Fagely               President   of Investors since 1998; prior
500 Bielenberg          and      to 1998, Second Vice President
Drive                Treasurer   of Advisers and Investors.
Woodbury,
Minnesota
Dickson W.       50     Vice     Senior Vice President,
Lewis                President   Marketing and Sales of
500 Bielenberg                   Advisers and of Investors
Drive                            since July 1997; from 1993 to
Woodbury,                        July 1997, President and Chief
Minnesota                        Executive Officer,
                                 Hedstrom/Blessing, Inc.,
                                 Minneapolis, MN.
David A.         57     Vice     Vice President and Assistant
Peterson             President   General Counsel, Fortis
500 Bielenberg                   Benefits Insurance Company.
Drive
Woodbury,
Minnesota
Scott R.         40     Vice     Vice President, Associate
Plummer              President   General Counsel and Assistant
500 Bielenberg                   Secretary of Advisers.
Drive
Woodbury,
Minnesota
Rhonda J.        41     Vice     Since January 1996, Senior
Schwartz             President   Vice President and General
500 Bielenberg                   Counsel of Advisers, Vice
Drive                            President and General Counsel,
Woodbury,                        Life and Investment Products
Minnesota                        of Fortis Insurance Company
                                 and Senior Vice President and
                                 General Counsel of Fortis
                                 Benefits Insurance Company,
                                 FFG Division; from 1994 to
                                 January 1996, Vice President,
                                 General Counsel and Secretary
                                 of Fortis, Inc.

Melinda S.       46     Vice     Senior Vice President and
Urion                President   Chief Financial Officer of
500 Bielenberg                   Advisers since 1997; from 1995
Drive                            to 1997, Senior Vice President
Woodbury,                        of Finance and Chief Financial
Minnesota                        Officer, American Express
                                 Financial Corporation; prior
                                 to March 1995, corporate
                                 controller, American Express
                                 Financial Corporation and
                                 prior to 1994, controller and
                                 treasurer, IDS Life Insurance
                                 Company, Minneapolis, MN.

Michael J.       54  Secretary   Partner, Dorsey & Whitney LLP,
Radmer                           the Company's General Counsel.
220 South Sixth
Street
Minneapolis,
Minnesota
___________________
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Advisers and Fortis Worldwide because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and Fortis Worldwide because he holds certain positions including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers.

     Each director who is not affiliated with Advisers or Investors receives a monthly fee $100 per month from the Funds, $100 per meeting attended from each Fund, and $100 per committee meeting attended from each Fund (and reimbursement of travel expenses to attend meetings). Each such director also receives a monthly fee, a meeting fee and a committee meeting fee from each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Worldwide during the fiscal year ended October 31 1999, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1999. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the Funds. During the fiscal year ended October 31, 1999, Global Fund paid $7,000 and International Fund paid $200 in legal fees and expenses to a law firm of which the Funds' Secretary is partner.


                    Aggregate             Total
Director            compensation          compensation
                    from Fortis           from Fund
                    Worldwide             Complex*
Richard W. Cutting      $1,800               $31,250
Dr. Robert M. Gavin     $1,800               $31,250
Benjamin S.             $1,800               $20,450
Jaffray**
Jean L. King            $1,600               $29,250
Edward M. Mahoney**     $1,800               $31,250
Robb L. Prince          $1,800               $31,250
Leonard J. Santow       $1,779               $33,850
Noel Schenker           $1,800               $26,150
Shadko
Joseph M. Wikler        $1,900               $34,750
______________________________
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.
** Messrs. Jaffray and Mahoney retired from the Board of Directors effective January 1, 2000.

     Directors Gavin, Kopperud, Prince and Schenker Shadko are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares -Exemptions from the Sales Charge."


                  PRINCIPAL HOLDERS OF SECURITIES

     As of February 18, 2000, no person owned of record or, to the Funds' knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows:

     International Fund. Class A -- Fortis Advisers, Inc., PO Box 64284, St. Paul, MN (24%). Class H -- First Trust National Association, C/F M. Judy Wardle, 1300 Country Club Drive, Findlay, OH (8%) and First Trust National Association, C/F Robert F. Shackerford 135 Dabill Place, Lima, OH (5%). Class C -- National Association, C/F Dolores F. Posey, RR 5, Box 76B, Fairmont, WV (8%); National Association, C/F Robert F. Matz, 68 Wilson Avenue, Morgantown, WV (6%) and Donaldson Lufkin Jenrette Securities Corporation, Inc., P O Box 2052, Jersey City, NJ (6%).

     As of February 18, 2000, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

              INVESTMENT ADVISORY AND OTHER SERVICES

General

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of December 31, 1999, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $8.2 billion.

Control and Management of Advisers and Investors

     Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial service organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis (NL) N.V. of The Netherlands and Fortis (B) of Belgium.

     Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL) N.V. and Fortis
(B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

Investment Advisory And Management Agreement

     Advisers acts as investment adviser and manager of the Funds under an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, Advisers, as investment adviser to the Funds, has the sole authority and responsibility to make and execute investment decisions for the applicable Fund within the framework of such Fund's investment policies, subject to review by the Board of Directors. The Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Worldwide. Unless sooner terminated, the Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as set forth below:

                     Average Net             Annual Investment
               assets of each fund        advisory and management
               fee

               For the first $500 million          1.00%
               For assets over $500 million        0.90%

     The Funds' advisory fees are higher than those paid by many other investment companies; however, such fees are partially offset by the added costs paid by Advisers for acting as the Funds' registrar, transfer agent and dividend agent. The Agreement requires each Fund to pay all of its expenses that are not expressly assumed by Advisers or Investors. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Worldwide who are not "affiliated persons" of Advisers, Plan of Distribution fees, interest expense, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Worldwide and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders meetings, and proxy solicitations.

     Global Fund paid $1,480,162 for the fiscal year ended October 31, 1997, $1,592,206 for the year ended October 31, 1998 and $1,570,656 for the year ended October 31, 1999 in advisory and
management fees.   International Fund paid $23,598 for the period
from March 2, 1998 (date shares first offered to public) to October 31, 1998 and $66,564 for the year ended October 31, 1999.

Expenses

     Advisers bears the costs of acting as the Funds' transfer agent, registrar, and dividend agent. Advisers also furnishes the Funds with all required management services, facilities, equipment, and personnel.

     Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated between the Funds in an equitable manner as determined by officers of Fortis Worldwide under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

     If International Fund's total annual operating expenses exceed, on an annual basis, an amount equal to 1.70% of average daily net assets for Class A shares and 2.45% for each of Class B, Class C and Class H shares, Advisers has agreed to reimburse the Fund until its net assets exceed $20,000,000. In addition, Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs, which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any such reimbursement programs at any time without notice to the Fund.

Plan of Distribution

     Fortis Worldwide has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan'). Rule 12b-1(b) provides that any payments made by a Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the applicable Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the applicable Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement.

     Pursuant to the provisions of the Distribution Plan, each Fund pays Investors a monthly fee at an annual rate of .25% of each Fund's average daily net assets attributable to Class A shares and 1.00% of each Fund's average daily net assets attributable to Class B, H and C shares. Such fees are paid in connection with servicing of the shareholder accounts and in connection with distribution-related services provided with respect to the Funds.

     A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of a Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee of .25% is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

     Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders, regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

     Listed below are the total distribution fees paid by the Funds and how those fees were used by Investors for the fiscal year ended October 31, 1999.

                              Global
                         International
                               Fund
                         Fund____

Advertising                        $        0
$      0
Printing and Mailing of Prospectuses to
    Other than Current Shareholders            38,598
3,120
Compensation to Underwriters            638,547
15,749
Compensation to Dealers                      0
0
Compensation to Sales Personnel                   0
0
Interest, Carrying or Other Financing
    Charges                                  0
0
Other (distribution-related compensation,
    sales literature, supplies, postage,
    toll-free phone)                             0
6,090

TOTAL                               $677,145
$24,959


             BROKERAGE ALLOCATION AND OTHER PRACTICES

     Advisers selects and (where applicable) negotiates commissions with broker-dealers who execute trades for each Fund. In selecting a broker-dealer to execute an equity trade, Advisers primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers considers when selecting a broker-dealer for an equity trade include:

* competitive commissions commensurate with the value of research products and services provided to Advisers;
*         consistently good service quality;
*    adequate capital position;
*    broad market coverage;
*    continuous flow of information concerning bids and offers;
* the ability to complete, clear and settle trades in a timely and efficient manner;
*    capital usage;
*    specialized expertise;
*    access to new issues; and
*    the ability to handle large blocks of stock discreetly.

  For a fund exclusively composed of debt, rather than equity securities, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

  Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement Advisers' own research and enable Advisers to obtain the views and information of others prior to making investment decisions for the Funds. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade. During fiscal year ended October 31, 1999, the Funds directed brokerage commissions to broker-dealers who provided research services to Advisers as follows: $618 to Autranet, Inc. and $1,040 to Instinet, Inc.

  Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the accounts to which Advisers exercises investment discretion. In 1999, the Funds generally paid higher commissions than those obtainable from other broker-dealers in return for research products and services.

  Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 1999 include:

*    hard copy securities research services;
*    securities research software database services;
*    electronic securities trading networks; and
* statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

  If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research product and services.

  The Funds contemplate purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by a Fund in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

  The Funds paid the following brokerage commissions for the periods indicated:

                     Fiscal year            Fiscal year
                     Fiscal year                    ended
                     ended              ended
                    October 31, 1997    October 31, 1998
               October 31, 1999

Global Fund              $    205,035        $    170,896        $
303,961
International Fund             n/a                   14,407*
24,533

*Period from inception (January 27, 1998) to October 31, 1998.

     The Funds will not effect any brokerage transactions in their Fund securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the applicable Fund. No commissions were paid to any affiliate of Advisers during the fiscal years ended October 31, 1997, 1998 and 1999.

     From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of its regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended October 31, 1999:

                                   Value of Securities
Fund                               Owned at End of Period

Global Fund
     U.S. Bank N.A.                     $   3,841,287
International Fund
     U.S. Bank N.A.                             525,970

     Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple funds, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the Funds fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each Fund that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested Funds, the procedures require a pro rata allocation based upon the amounts initially requested by each Fund manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating Fund.

     Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the Funds involved in the transaction; and (ii) the relative importance of the security to a Fund in seeking to achieve its investment objective.

                           CAPITAL STOCK

     Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

     The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds or classes without the approval of the shareholders of the Fortis Worldwide. Each share will have a pro rata interest in the assets of the Fund to which the shares relate, and will have no interest in the assets of any other Fund. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a Fund with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

     The Funds are not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

     Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                         PRICING OF SHARES

Global Fund

     On October 31, 1999, the Fund's net asset values per share were calculated as follows:



Class A
     Net Assets ($130,195,214)               =    Net Asset Value
per Share ($31.23)
     Shares Outstanding (4,169,414)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

          $31.23                   =    Public Offering Price per
     Share ($32.79)
           0.9525

Class B
     Net Assets ($14,766,030)____       =    Net Asset Value per
Share ($30.13)
     Shares Outstanding (490,065)


Class C
     Net Assets ($5,375,240)  ____      =    Net Asset Value per
Share ($30.19)
     Shares Outstanding (178,076)

Class H
     Net Assets ($22,022,608)___        =    Net Asset Value per
Share ($30.14)
     Shares Outstanding (730,729)

International Fund

     On October 31, 1999, the Fund's net asset values per share were calculated as follows:

Class A
     Net Assets ($10,266,995)____       =    Net Asset Value per
Share ($17.14)
     Shares Outstanding (599,179)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

          $17.14                   =    Public Offering Price per
     Share ($17.99)
           0.9525
Class B
     Net Assets ($959,273)____          =    Net Asset Value per
Share ($17.05)
     Shares Outstanding (56,278)

Class C
     Net Assets ($596,934)____          =    Net Asset Value per
Share ($17.05)
     Shares Outstanding (35,021)


Class H
     Net Assets ($1,648,613)____        =    Net Asset Value per
Share ($17.03)
     Shares Outstanding (96,813)

     The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the applicable Fund after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

     Generally, the net asset value of each Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, the net asset value of a Fund's shares need not be determined (i) on days on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the Fund's shares or (ii) on days during which no shares of the Fund are tendered for redemption and no orders to purchase or sell the Fund's shares are received by a Fund.

                        PURCHASE OF SHARES

Exemptions from Sales Charge

     The following purchases of Class A shares are exempt from the sales charge:

* Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (all such persons may continue to add to their account even after their company relationships have ended);
* Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents-or spouses/domestic partners of any such persons), if all account owners fit this description;
* Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;
* Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;
*    Registered investment companies;
* Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
* Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;
* Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;
* Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested.

Special Purchase Plans

     Statement of Intention. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

     The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

     Retirement Plans. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as a pension plan, profit-sharing plan and Section 403(b)plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

     Systematic Investment Plan.   The Systematic Investment Plan
enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

     You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

     Exchange Privilege. You may exchange your shares for the same class of shares in another Fortis Fund. There is no exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

     For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     Gifts or Transfers to Minor Children. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                       REDEMPTION OF SHARES

General

     If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio securities of the Fund are valued. If you received securities which you later sold, you probably would incur brokerage charges.

     Redemption of shares or payment may be suspended at time (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted,
(c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

Systematic Withdrawal Plan

     You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

     The redemption of Fund shares pursuant to the Systematic Withdrawal Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

     Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

     The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

Reinvestment Privilege

     If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge.
The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

     The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption that resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares, the sales charge incurred on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares.

                             TAXATION

     The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Funds so qualify, the Funds are not taxed on the income they distribute to their shareholders.

     Under the Code, each Fund is treated as a separate entity for Federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Fund of any Federal income tax liability.

     Gain or loss realized upon the sale of shares in a Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For individuals, estates, and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Short-term capital gains, which are realized on the sale or exchange of capital assets held one year or less, are taxed at the same rates as ordinary income.

     Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Fund pays income tax. In order to avoid the imposition of the excise tax, each Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     If a Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though the Fund receives no cash currently as interest payment on the obligation.

     Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to qualify as a regulated investment company, each Fund may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities.

     Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

     Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

     If more than 50% of a Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If it makes such an election, the Fund will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

     Alternatively, if the amount of foreign taxes paid by a Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

     The foregoing is a general discussion of the Federal income tax consequences of an investment in a Fund as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. You are urged to consult your own tax adviser regarding specific questions as to Federal, state, or local taxes.

              UNDERWRITER AND DISTRIBUTION OF SHARES

     Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge and redemptions of Class B, C and H shares, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.

                                            Total Underwriting
               Commissions_____________
                Fiscal year ended   Fiscal year ended   Fiscal
          period ended
                 October 31, 1997    October 31, 1998      October
          31, 1999

Global Fund              $  679,460          $  382,765          $
379,939
International Fund                  n/a            23,948*
84,915


                           Underwriting Commissions Retained By
               Investors______
               Fiscal year ended    Fiscal year ended   Fiscal
          period ended
                 October 31, 1997    October 31, 1998      October
          31, 1999

Global Fund              $  171,323          $  78,212      $
91,805
International Fund                  n/a            5,491*
16,685


* Period from March 2, 1998 (date shares first offered to public) to October 31, 1998.

     Investors received the following compensation from each Fund during its most recent fiscal year.

               Net Underwriting    Compensation on
               Discounts and       Redemptions and     Brokerage
          Other
               Commissions         Repurchases         Commissions
               Compensation

Global Fund         $  271,495          $  108,444          $  0
$  0
International
Fund                $   81,717          $      3,198        $  0
$ 0


                      PERFORMANCE INFORMATION

     Advertisements and other sales literature for the Funds may refer to "average annual total return," and "cumulative total return." All such total return quotations are based on historical earnings and are not intended to indicate future performance.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                         P(1+T) n =  ERV

Where:         P    =   a hypothetical initial payment of $1,000
          T    =   average annual total return;
          N    =   number of years; and
          ERV     =   ending redeemable value at the end of the
               period of a hypothetical $1,000
                   payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

     The following tables set forth the average annual total returns for each Class of shares of each Fund for one year, five years and since inception for the period ending October 31, 1999.

                              Average Annual Total  Returns
                         1 Year         5 Years   Since Inception

Global Fund
     Class A Shares*           34.73%   16.14%          14.64%
     Class B Shares**          33.67%   15.59%          15.71%
     Class C Shares**          33.88%   15.64%          15.76%
     Class H Shares**          33.72%   15.60%          15.72%

                              Average Annual Total  Returns
                         1 Year         5 Years   Since Inception

International Fund*
     Class A Shares           66.90%            ---
35.08%
     Class B Shares           65.56%       ---          34.28%
     Class C Shares           65.72%            ---
34.28%
     Class H Shares           65.53%       ---          34.19%


*  Inception date: March 2, 1998 for all classes of shares.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    CTR     = (  ERV+P  )    100
                                       P

Where:         CTR       =    Cumulative total return
          ERV        =    ending redeemable value at the end of
                the period of a hypothetical
                         $1,000 payment made at the beginning of
                     such period; and
          P         =    initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through October 31, 1999:

                         Cumulative Total Return
     Global Fund

     Class A Shares*               196.71%
     Class B Shares**              104.57%
     Class C Shares**              106.78%
     Class H Shares**              104.64%

     International Fund
     Class A Shares***             57.45%
     Class B Shares***             60.06%
     Class C Shares***             63.66%
     Class H Shares***             59.87%

*    Inception date:  July 8, 1991
**   Inception date:  November 14, 1994.
***  Inception date:  March 2, 1998

     The Funds may advertise relative performance as compiled by outside organizations or refer to publications which have mentioned their performance or track the performance of investment companies. Following is a list of ratings services which may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.

Global Fund
     Ratings Service               Category

     Lipper Analytical Services, Inc.        global funds
     CDA/Wiesenberger              equity funds
     Morningstar Publications, Inc.          world stock
     Johnson's Charts              global equity

International Fund
     Ratings Service               Category

     Lipper Analytical Services, Inc.        international funds
     CDA/Wiesenberger               non-U.S. equity
     Morningstar Publications, Inc.          foreign stock
     Johnson's Charts              international equity
                       FINANCIAL STATEMENTS

     The audited financial statements as of October 31, 1999, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                      OTHER SERVICE PROVIDERS

     U.S. Bank National Association, Minneapolis MN acts as custodian of each Fund's assets and Fund securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                 LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of Fortis Worldwide owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Worldwide limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                      ADDITIONAL INFORMATION

     The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street NW, Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                        Appendix A

   Corporate Bond, Preferred Stock, and Commercial Paper Ratings

Commercial Paper Ratings

     Standard & Poor's Ratings Services. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. The "A-2" designation indicates that the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." Issues carrying the "A-3" designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1   Superior capacity for repayment of short-term
promissory obligations.
     Prime-2   Strong capacity for repayment of short-term
promissory obligations.
     Prime-3   Acceptable capacity for repayment of short-term
promissory obligations.

Corporate Bond Ratings

     Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard
& Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC " debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The rating "C1" is reserved for income bonds on which no interest is being paid.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bond Investment Quality Standards. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AAA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bond which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Preferred Stock Rating

     Standard & Poor's Ratings Services. Its ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

     An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

     An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


                                                        Appendix B

       Description of Futures, Options and Forward Contracts

Options on Securities

     An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

Options on Stock Indices

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

Futures Contracts on Fixed Income Securities, Stock Indexes and
Foreign Currencies

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

     U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

     Interest rate Futures Contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate Futures Contracts include contracts on indexes of municipal securities. Foreign currency Futures Contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

     A stock index or Eurodollar Futures Contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

Options on Foreign Currencies

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract and, like Futures
Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

     An option, whether based on a Futures Contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Forward Foreign Currency Exchange Contracts

     A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

     Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

Options on Futures Contracts

     Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

     As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

     Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Funds will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Funds' ability to enter into desired hedging transactions. The Funds will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.